U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 10, 1999


                               CROWELL & CO., INC.
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             (Exact name of registrant as specified in its charter)


           GEORGIA                         0-7765                58-1021933
           -------                         ------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)


610 INDUSTRIAL PARK BOULEVARD, EVANS, GA                                30809
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(Address of Principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:  (706) 855-1099
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                               CROWELL & CO., INC.

                                      INDEX


                                                                            PAGE

ITEM  4   Changes in Registrant's Certifying Accountant.....................  3

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                               CROWELL & CO., INC.


              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 10, 1999, Crowell & Co., Inc. ("Crowell"), engaged Elliott, Davis & Company, L.L.P., to serve as independent auditors.

There were no disagreements with the Company's prior independent auditors, Cherry, Bekaert, & Holland, L.L.P., within the two-year period ended December 31, 1998 and the interim period of January 1, 1999 through March 10, 1999, on matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CROWELL & CO., INC.

DATE  March 10, 1999                    /s/ Mark L. Gilliam
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                                        Mark L. Gilliam as Vice President on
                                        Behalf of the registrant and as Chief
                                        Financial Officer